UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event reported):
February 14, 2024

Grocery Outlet Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38950	47-1874201
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5650 Hollis Street, Emeryville, California		94608
(Address of principal executive offices)		(Zip Code)
(510) 845-1999
(Registrant's telephone number, including area code)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	GO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On February 14, 2024, Grocery Outlet Inc., a California corporation (the "Buyer"), a wholly owned subsidiary of Grocery Outlet Holding Corp. (the "Company" or "Grocery Outlet"), entered into a Stock Purchase Agreement (the "Purchase Agreement") with BBGO Acquisition, Inc., a Delaware corporation ("Holdings"), specified parties therein that beneficially own Holdings (the "Sellers"), and Southvest Fund VII, L.P., a Delaware limited partnership (the "Sellers' Representative", and together with the Sellers, the "Seller Parties" and, together with Holdings and the Buyer, the "Parties") to acquire all of the issued and outstanding capital stock of Holdings for approximately $62 million in cash, subject to customary purchase price adjustments (the "Transaction"). The Buyer expects to finance the Transaction with available cash.
Holdings is the owner of all of the issued and outstanding capital stock of The Bargain Barn, Inc., a Tennessee corporation doing business as United Grocery Outlet ("United Grocery Outlet"). United Grocery Outlet operates 40 discount grocery stores across six states in the southeastern United States.
The Purchase Agreement contains customary representations, warranties and covenants of each of the Seller Parties and the Buyer. The Parties have agreed to a representation and warranty insurance policy for the benefit of the Buyer regarding specified breaches of representations and warranties, subject to specified exclusions and deductibles. The obligations of the Parties to consummate the Transaction are subject to the satisfaction or waiver of customary closing conditions. The Transaction is expected to close early in the second quarter of fiscal 2024.
The Purchase Agreement may be terminated at any time prior to closing by mutual written consent of the Parties, or by either Buyer or the Sellers (i) if the closing has not occurred on or prior to April 10, 2024, (ii) if the other party materially breaches or fails to perform under the Purchase Agreement and fails to timely cure; or (iii) if the Transaction is prohibited by a governmental entity or by applicable law. Until the closing of the Transaction or the earlier termination of the Purchase Agreement, the Sellers are subject to restrictive covenants regarding an alternative transaction.
The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which will be filed with the Company's quarterly report on Form 10-Q for the fiscal first quarter of 2024.
Item 7.01 Regulation FD Disclosure
On February 15, 2024, the Company issued a press release announcing the signing of the Purchase Agreement, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
The information in Item 7.01 of this report (including Exhibit 99.1 furnished herewith) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated February 15, 2024, entitled "Grocery Outlet Holding Corp. To Acquire United Grocery Outlet"
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this report other than statements of historical fact are forward-looking statements, including statements regarding the Transaction, our business strategy and plans, market trends and our future operating results and financial position. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied by any forward-looking statements, including: including the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; the inability to complete the Transaction due to the failure to satisfy conditions to completion of the Transaction; risks related to disruption of management's attention from the Company's ongoing business operations due to the Transaction; the effect of the announcement of the Transaction on the relationships of the Company and United Grocery Outlet with their respective customers, suppliers, the Company's independent owners and other third parties; and other factors discussed in the Company's most recent Annual Report on Form 10-K and in other subsequent reports, including in "Risk Factors," which the Company files with the U.S. Securities and Exchange Commission. The Company's periodic filings are accessible on the SEC's website at www.sec.gov.
Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks emerge from time to time. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, and our expectations based on third-party information and projections are from sources that management believes to be reputable, the Company cannot guarantee future results, levels of activity, performance or achievements. These forward-looking statements are made as of the date of this report or as of the date specified herein and the Company has based these forward-looking statements on current expectations and projections about future events and trends. Except as required by law, the Company does not undertake any duty to update any of these forward-looking statements after the date of this report or to conform these statements to actual results or revised expectations.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Grocery Outlet Holding Corp.

Date:	February 15, 2024	By:	/s/ Luke D. Thompson
		Name:	Luke D. Thompson
		Title:	Executive Vice President, General
Counsel and Secretary